Exhibit 10.1

MAJORITY CONSENT OF DIRECTORS
IN LIEU OF SPECIAL MEETING
OF THE BOARD OF DIRECTORS
OF
UTILICRAFT AEROSPACE INDUSTRIES, INC.

Pursuant to the provisions of the Nevada Business Corporations Act, as amended, the undersigned directors, being a majority of the directors elected to the board of Utilicraft Aerospace Industries, Inc., a Nevada corporation, (the "Company"), acting by unanimous written consent, hereby adopt the following corporation resolutions and hereby consent to the taking of the actions set forth therein.

Whereas, certain principals and major shareholders of Freight Feeder Aircraft Corporation, who are also major shareholders of Utilicraft Aerospace Industries, Inc., (collectively hereinafter referred to as “the Freight Feeder Aircraft Corporation Principals”), have expressed a desire to assume control and executive management of Utilicraft Aerospace Industries, Inc. (UITA) in order to further the ability of Freight Feeder Aircraft Corporation to enhance its capital raise efforts for the funding of the Freight Feeder Aircraft Development Program that Freight Feeder Aircraft Corporation previously purchased from UITA pursuant to that certain Asset Purchase Agreement between Freight Feeder Aircraft Corporation and UITA, dated December 7, 2007 (the “APA”); and

Whereas all of the UITA assets, technology, and liabilities, were purchased and assumed by Freight Feeder Aircraft Corporation by the APA in December 2007 in consideration for stock and future royalties in Freight Feeder Aircraft Corporation; and

Whereas, the primary asset of UITA remains stock and future royalties in Freight Feeder Aircraft Corporation, which, if Freight Feeder Aircraft Corporation is able to become fully capitalized, may, in turn, increase the value of UITA to its shareholders; and

Whereas, the UITA Board members John J. Dupont and Randy Moseley wish to facilitate the positive transition of management to the Freight Feeder Aircraft Corporation Principals by submission of the resignations of Dupont and Moseley, attached and incorporated herein as “Exhibit A,” and, once the resignations are effective, hereby relinquish UITA board control to Edward F. Eaton, until such time that appropriate new officers and directors are elected; and

Whereas the foregoing constitutes the sole consideration for the resignations provided herein;

Whereas, the Dupont and Moseley resignations constitute a positive measure to assist in the development of UITA’s asset value in Freight Feeder Aircraft Corporation as described above; and

Whereas, there have been no additional encumbrances placed upon UITA, and there have been no agreements entered into by UITA, and that the asset and liability position of UITA has not materially changed since the signing of the Asset Purchase Agreement between UITA and Freight Feeder Aircraft Corporation, dated December 7, 2007;

               RESOLVED, that the resignations of Dupont and Moseley, as directors and officers, are hereby accepted as submitted to the Company and shall become effective at 5:00 PM CST, this 11thday of February, 2013 as noted on the individual resignations attached hereto as Exhibit A.

RESOLVED FURTHER, that the Company’s officers are authorized by the Board of Directors to execute all the documents necessary to carry out the resolutions of the Board of Directors contained in these Minutes.

The execution of this Consent, which may be accomplished in counterparts, will constitute a written waiver of any notice required by the Nevada Business Corporation Act or this corporation's Articles of Incorporation and Bylaws.

Dated: February 11, 2013

/s/ John J. Dupont	/s/ Randy Moseley
John J. Dupont	Randy Moseley

Not Present
Edward F. Eaton

EXHIBIT A

RESIGNATION OF DUPONT and MOSELEY

RESIGNATION

The undersigned, JOHN J. DUPONT, hereby resigns, effective as of 5:00 PM CST February 11, 2013, in all capacities as a director, officer, and employee of Utilicraft Aerospace Industries, Inc., a Nevada corporation.

/s/ John J. Dupont
John J. Dupont

RESIGNATION

The undersigned, RANDY J. MOSELEY, hereby resigns, effective as of 5:00 PM CST February 11, 2013, in all capacities as a director, officer, and employee of Utilicraft Aerospace Industries, Inc., a Nevada corporation.

/s/ Randy Moseley
Randy J. Moseley